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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 19, 1998



                    Nutrition For Life International, Inc.
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            (Exact name of registrant as specified in its charter)


           Texas                    0-26362            76-0416176
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(State or other jurisdiction    (Commission File   (IRS Employer
 of incorporation)              Number)            Identification No.)


                      9101 Jameel, Houston, Texas          77040
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            (Address of principal executive offices)    (Zip Code)



       Registrant's telephone number, including area code (713) 460-1976
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Item 5.  Other Events.  The press release of the Registrant dated August 20,
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1998, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated into this
Item 5 by this reference.


Item 7.  Financial Statements And Exhibits.
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         (c)   Exhibits.
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                                 Exhibit Index
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Exhibit
Number   Description
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10.23    Agreement, dated August 19, 1998, among the Registrant, Kevin Trudeau and K.T. Corp.
99.1     Press release dated August 20, 1998.
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                                 SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 21, 1998                 NUTRITION FOR LIFE INTERNATIONAL, INC.
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                                       By:  /s/ David P. Bertrand
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                                            David P. Bertrand
                                            President